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STRICTLY CONFIDENTIAL
CONSENT AND LETTER OF TRANSMITTAL

To Tender for Exchange and Furnish Consent in Respect of
12% Senior Subordinated Notes due 2009
CUSIP No. 590175 AC 9

of

MERRILL CORPORATION
Pursuant to the Offering Circular and Consent Solicitation Statement
Dated July 3, 2002

  The Exchange Offer and Consent Solicitation (as defined and described in the Offering Circular (as defined below)) will expire at 5:00 p.m., New York City time, on August 1, 2002, unless extended (the "Expiration Date"). In order to participate in the Exchange Offer and Consent Solicitation, holders of 12% Senior Subordinated Notes due 2009 (the "Old Notes") must tender their Old Notes and provide their Consents (as defined herein) to the Proposed Amendments (as defined herein) at or prior to 5:00 p.m., New York City time, on the Expiration Date. Merrill Corporation plans to execute a supplemental indenture (the "Supplemental Indenture") to the indenture governing the Old Notes (the "Old Indenture") containing the Proposed Amendments following the Expiration Date. Consents, along with the tendered Old Notes, may be revoked at any time prior to the Expiration Date, but not thereafter.

        THE OFFER OF THE SECURITIES CONTEMPLATED IN THE EXCHANGE OFFER IS MADE PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), PROVIDED BY SECTION 3(a)(9) THEREOF AND, ACCORDINGLY, THE OFFER OF SUCH SECURITIES HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION.

        THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFERING CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

        Please Read the Attached Instructions Carefully

        If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed and submitted to the Exchange Agent:

HSBC BANK USA

By Registered Mail, Courier, Overnight	By Facsimile:
Mail or By Hand:	(718) 488-4488
One Hanson Place Lower Level
Brooklyn, NY 11243	Confirm by Telephone:
Attn: Paulette Shaw	(718) 488-4475

        Delivery of this Consent and Letter of Transmittal ("Letter of Transmittal") to an address, or transmission via facsimile to a number, other than as set forth above will not constitute a valid delivery. The instructions contained herein should be read carefully before this Letter of Transmittal is completed. Holders of Old Notes who desire to accept the Exchange Offer must consent to the Proposed Amendments.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation. The undersigned hereby acknowledges receipt of the Offering Circular and Consent Solicitation Statement dated July 3, 2002 (as it may be supplemented or amended from time to time, the "Offering Circular") of Merrill Corporation, a corporation incorporated under the laws of Minnesota ("Merrill" or the "Company"), and this Letter of Transmittal, which together constitute an offer (the "Exchange Offer") to exchange its Class A Senior Subordinated Notes due 2009 (the "Class A Senior Subordinated Notes"), its Class B Senior Subordinated Notes due 2009 (the "Class B Senior Subordinated Notes" and, together with the Class A Senior Subordinated Notes, the "New Senior Subordinated Notes") and its Series A Warrants (the "Warrants" and, together with the New Senior Subordinated Notes, the "New Senior Subordinated Notes and Warrants"), for all outstanding Old Notes upon the terms and subject to the conditions set forth in the Offering Circular. Each Series A Warrant entitles the holder thereof to purchase our Class B common stock, par value $0.01 per share. In conjunction with the Exchange Offer, the Company is also soliciting (the "Solicitation") consents ("Consents") from holders of the Old Notes (the "Old Noteholders") representing at least two-thirds in aggregate principal amount of the outstanding Old Notes (the "Requisite Consents") to certain amendments described in the Offering Circular (the "Proposed Amendments") to the Old Indenture. Old Noteholders who desire to tender Old Notes in the Exchange Offer will be required to consent to the Proposed Amendments. Old Notes may be tendered and will be accepted for exchange only in denominations of $1,000 principal amount and integral multiples thereof. The New Senior Subordinated Notes will be issued pursuant to, and entitled to the benefits of, indentures, one relating to the Class A Senior Subordinated Notes, the other to the Class B Senior Subordinated Notes (together the "Senior Subordinated Note Indentures"), among the Company, the guarantors and HSBC Bank USA, as trustee (the "Trustee"). The Warrants will be issued pursuant to a Warrant Agreement between the Company and HSBC Bank USA, as warrant agent (the "Warrant Agent"). All references herein to the Exchange Offer are deemed to include the Solicitation. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offering Circular.

        The undersigned hereby tenders the Old Notes described in Box 1 below, upon the terms and subject to the conditions described in the Offering Circular and this Letter of Transmittal. The undersigned is the holder of all the tendered Old Notes and the undersigned represents that it has received valid instructions from each beneficial owner of the tendered Old Notes ("Beneficial Owners") which authorize and instruct the undersigned to take the action described in this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the tendered Old Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of the Company, all right, title and interest in, to and under the tendered Old Notes. The undersigned hereby also delivers its Consent pursuant to the Solicitation.

        Please issue the New Senior Subordinated Notes and Warrants, and pay cash in lieu of certain accrued interest on the Old Notes in exchange for tendered Old Notes, in the name(s) of the undersigned, unless otherwise designated in Box 4. The undersigned acknowledges that the New Senior Subordinated Notes will be issued in book-entry form through the facilities of DTC and that the Warrants will be issued in certificated form only.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) cause ownership of the tendered Old Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Old Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of evidence of ownership of the New Senior Subordinated Notes and Warrants to which the undersigned is entitled upon acceptance by the Company of the tendered Old Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Old Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned understands that tenders of Old Notes and deliveries of Consents pursuant to the procedures described under the caption "The Exchange Offer—Procedures for Tendering" in the Offering Circular and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer and Solicitation, subject only to withdrawal of such tenders as set forth in the Offering Circular under the caption "The Exchange Offer—Withdrawal Rights and Revocation of Consents". All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any beneficial owner(s) of the Old Notes (the "Beneficial Owner(s)"), and every obligation of the undersigned or any Beneficial Owner(s) hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned and such Beneficial Owner(s).

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the tendered Old Notes and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the tendered Old Notes are acquired by the Company as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

        The undersigned hereby represents and warrants that the information set forth in Boxes 1 through 5 is true and correct.

        For any questions regarding this Letter of Transmittal or for any additional information you may contact the Exchange Agent or the Information Agent.

        Old Noteholders who wish to be eligible to receive the New Senior Subordinated Notes and Warrants pursuant to the Exchange Offer must validly tender (and not withdraw) their Old Notes and deliver (and not revoke) their Consents to the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. Consents, along with the tendered Old Notes, may be revoked at any time prior to the Expiration Date, subject to the Lock-up Agreement.

        This Letter of Transmittal is to be completed by Old Noteholders regardless of whether: (i) tender of Old Notes, and delivery of Consents, is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer—Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Old Noteholders, are referred to herein as "Acting Holders") or (ii) tender of Old Notes, and delivery of Consents, is to be made according to the guaranteed delivery procedure set forth in the Offering Circular under the caption "The Exchange Offer—Guaranteed Delivery Procedures".

        Old Noteholders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer and Solicitation must transmit their acceptance of DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Old Noteholders that are tendering through ATOP must also execute and deliver this Letter of Transmittal to the Exchange Agent in order to accept the Exchange Offer and Consent Solicitation.

        Delivery of this Letter of Transmittal or of other documents to DTC does not constitute delivery to the Exchange Agent.

        Old Noteholders who tender Old Notes at or prior to 5:00 p.m., New York City time, on the Expiration Date are required to consent to the Proposed Amendments in order to have such Old Notes accepted pursuant to the Exchange Offer. The completion, execution and delivery of this Letter of Transmittal will constitute a consent to the Proposed Amendments if it is delivered to the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date. Old Noteholders may not deliver consents without tendering Old Notes. The Exchange Offer and Solicitation are made upon the terms and subject to the conditions set forth in the Offering Circular. Old Noteholders should carefully review the information set forth therein and herein.

        By an Old Noteholder's tendering of Old Notes, delivery of Consents and delivery of this Letter of Transmittal, such Old Noteholder will be deemed to have acknowledged, represented to, warranted and agreed with the Company as follows:

        (1)  The securities have not been registered under the Securities Act or any U.S. securities laws, and they are being offered for resale in transactions not requiring registration under the Securities Act. The Series A Warrants may not be reoffered, resold, pledged or otherwise transferred except:

          (a)  to a person whom the purchaser reasonably believes is a qualified institutional buyer, as defined in Rule 144A under the Securities Act, in a transaction meeting the requirements of Rule 144A;

          (b)  in an offshore transaction complying with Rule 903 or Rule 904 of Regulation S;

          (c)  pursuant to an exemption from registration under Rule 144 of the Securities Act (if available);

          (d)  to an institutional "accredited investor", as defined in Rule 501 (a) (1), (2), (3) or (7) of Regulation D under the Securities Act, that, prior to such transfer, furnishes the warrant agent a signed letter containing certain representations and agreements relating to the transfer of the Securities and an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act;

          (e)  in accordance with another exemption from the registration requirements of the Securities Act based upon an opinion of counsel acceptable to the Company;

          (f)    to the Company or any of its subsidiaries; or

          (g)  pursuant to an effective registration statement under the Securities Act;

in each case, in accordance with all applicable U.S. state securities laws or any other applicable jurisdiction.

        The Old Noteholder will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in the preceding sentence. No representation is being made as to the availability of the exemption provided by Rule 144 for resales of the securities.

        (2)  It agrees to be bound by the terms of the Series A Warrants, including the call options relating to the Series A Warrants and shares of Class B common stock issuable upon exercise of the Series A Warrants.

        (3)  It is relying on the information contained in the Offering Circular in making its investment decision with respect to the securities. It acknowledges that no representation or warranty is made by us as to the accuracy or completeness of such materials. It further acknowledges that none of the Company or any person representing the Company has made any representation to it with respect to us or the offering or sale of any securities other than the information contained in the Offering Circular. It has had access to such financial and other information concerning the Company and the Series A Warrants as it has deemed necessary in connection with its decision to purchase any of the Series A Warrants, including an opportunity to ask questions of and request information from us.

        (4)  It understands that, until registered under the Securities Act, the Series A Warrants and the shares of Class B common stock into which each Series A Warrant is exerciseable will bear a legend to the following effect unless otherwise agreed by us and the holder thereof.

          "THIS SECURITY (AND ANY PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

          (1)  REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) OR REGULATION D UNDER THE SECURITIES ACT (AN "IAI"),

          (2)  AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO MERRILL CORPORATION OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND, AN OPINION OF COUNSEL ACCEPTABLE TO MERRILL CORPORATION THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO MERRILL CORPORATION) OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION,

          (3)  AGREES NOT TO ENGAGE IN ANY HEDGING TRANSACTION UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND

          (4)  AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE WARRANT AGREEMENT CONTAINS A PROVISION REQUIRING THE WARRANT AGENT TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING.

  THE SECURITY EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO A CALL OPTION PURSUANT TO THE TERMS OF THE WARRANT AGREEMENT PURSUANT TO WHICH THE SERIES A WARRANTS WERE ISSUED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF MERRILL CORPORATION AT ONE MERRILL CIRCLE, ST. PAUL, MINNESOTA 55108."

        (5)  It represents and covenants that it is not, and is not acquiring the Series A Warrants with the assets of, or for or on behalf of, and will not sell or otherwise transfer the Series A Warrants to, any employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other arrangement that is subject to ERISA or Section 4975 of the Code or any entity whose underlying assets include assets of such a plan pursuant to 29 C.F.R. Section 2510.3-101 or otherwise, except to the extent that the acquisition and holding of the notes:

          (a)  (i) are made solely with the assets of a bank collective investment fund and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 91-38 issued by the Department of Labor;

          (b)  (i) are made solely with assets of an insurance company pooled separate account and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 90-1 issued by the Department of Labor;

          (c)  (i) are made solely with assets managed by a qualified professional asset manager and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 84-14 issued by the Department of Labor;

          (d)  are made solely with assets of a governmental plan as defined in Section 3(32) of ERISA which is not subject to the provisions of Section 401 of the Code;

          (e)  (i) are made solely with assets of an insurance company general account and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 95-60 issued by the Department of Labor; or

          (f)    (i) are made solely with assets managed by an in-house asset manager and (ii) satisfy the requirements and conditions of Prohibited Transaction Class Exemption 96-23 issued by the Department of Labor.

PLEASE CHECK THE APPROPRIATE BOX:

☐
Check here if Old Notes and Consents are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered to the Exchange Agent and complete "Use of Guaranteed Delivery" below (Box 2).

☐
Check here if tendered Old Notes and Consents are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete "Use of Book-Entry Transfer" below (Box 3).

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
BEFORE COMPLETING THE BOXES

BOX 1 (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY) DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Old Noteholder(s) (Please fill in, if blank, exactly as name(s) appear(s) on the DTC security position listing with respect to the Old Notes)	Total Principal Amount of Old Notes Tendered[1]

Total

1.
Tenders may only be made in denominations of $1,000 in principal amount and additional increments of $1,000. Unless otherwise indicated in this column, the principal amount at maturity of all Old Notes identified in this Box 1 shall be deemed tendered. See Instruction 5.

BOX 2 USE OF GUARANTEED DELIVERY (See Instruction 3)	BOX 3 USE OF BOOK-ENTRY TRANSFER (See Instruction 1)
To be completed ONLY if Old Notes are being tendered by means of a Notice of Guaranteed Delivery by book-entry transfer.	Provide book-entry transfer instructions for the Old Notes.
Name of Tendering Institution:	Name of Tendering Institution:
Name of DTC Participant:	Name of DTC Participant:
DTC Participant Number:	DTC Participant Number:
Transaction Code Number:	Transaction Code Number:

BOX 4 SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, 7 and 9)

To be completed ONLY if New Senior Subordinated Notes and Warrants are being issued in the name of someone other than the person whose signature(s) appear(s) within this Letter of Transmittal, or if different from that shown in Box 1, or if Old Notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the one designated above.
Name:
(Please Print)
Address:

(Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 herein)
Credit Old Notes not accepted for exchange or New Senior Subordinated Notes to be issued in a different name by book-entry transfer to the DTC account set forth below:

(DTC Account Number)
Number of Account Party:

BOX 5 TENDERING HOLDER SIGNATURE (SEE INSTRUCTIONS 1 AND 6) IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
X
X
(Signature of Old Noteholder(s) or Authorized Signatory)

Note: The above liens must be signed by the holder(s) of Old Notes as their name(s) appear(s) on the DTC security position listing with respect thereto. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 6.
Name(s):

PAYER'S NAME: HSBC Bank USA

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN)	Name: (If joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below.) See instructions if your name has changed.

Address:

City, State and Zip Code:

List account number(s) (optional):

Part 1: PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number

Part 2: Check the box if you are NOT subject to backup withholding because (1) you are exempt from backup withholding or (2) under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code: (a) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends, or (b) the Internal Revenue Services has notified you that you are no longer subject to backup withholding.
☐

Part 3: Awaiting TIN ☐

CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, ACCURATE, AND COMPLETE.
Signature:		Date:
Name:
(Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECK THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers have nine digits separated by two hyphens; i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen; i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the name and social security number of—	For this type of account:		Give the name and employer identification number of—

1.	An individual's account		The individual	6.	A valid trust, estate, or pension trust	The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)	7.	Corporate account	The corporation
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Religious, charitable, or educational organization account	The organization
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Partnership account held in the name of the business	The partnership
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship account		The owner(3)	10.	Association, club or other tax-exempt organization	The organization
				11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "DBA" name. You may use either your social security number or employer identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate or pension trust.

        NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
(continued)

Obtaining a Number:

        If you don't have a taxpayer identification number ("TIN") or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding:

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under section 501(a) or an individual retirement plan.

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under section 584(a).

  •
  An exempt charitable remainder trust or a non-exempt trust described in section 4947(a)(1).

  •
  An entity registered at all times under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under section 1441.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

  •
  Payments of patronage dividends where the amount renewed is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Section 404(k) distributions made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals.
   Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  •
  Payments of tax-exempt interest (including exempt-interest dividends in section 852).

  •
  Payments described in section 6049(b)(5) to non-resident aliens.

  •
  Payments on tax-free covenant bonds under section 1451.

  •
  Payments made by certain foreign organizations.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.

FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold (currently at a 30% rate) in respect of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

Penalties:

        (1)  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)  Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)  Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 30% of all reportable payments made to me will be withheld until I provide a certified taxpayer identification number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts will be remitted to the IRS as backup withholding.
Signature	Date	, 2002
Name (Please Print)

INSTRUCTIONS TO LETTER OF TRANSMITTAL

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Old Notes.    For a holder to properly tender Old Notes, pursuant to the Exchange Offer and deliver Consents pursuant to the Solicitation, a properly completed and duly executed copy of this Letter of Transmittal, including the Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and such tendered Old Notes must be transferred and such Consents must be delivered pursuant to the procedures described in the Offering Circular under the caption "The Exchange Offer—Procedures for Tendering" (and a confirmation of such transfer must be received by the Exchange Agent) on or prior to the Expiration Date. Old Noteholders should also deliver to the Exchange Agent together with this Letter of Transmittal, any Letters to Beneficial Owners delivered to them by any Beneficial Owners, on whose behalf they are accepting the Exchange Offer. The method of delivery of this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Notes prior to the closing of the Exchange Offer.

        This Letter of Transmittal is to be completed by Old Noteholders regardless of whether: (i) tender of Old Notes, and delivery of Consents, are to be made by book-entry transfer to the Exchange Agent's account at DTC pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer—Procedures for Tendering" or (ii) tender of Old Notes, and delivery of Consents, are to be made according to the guaranteed delivery procedure set forth in the Offering Circular under the caption "The Exchange Offer—Guaranteed Delivery Procedures". A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein at or prior to 5:00 p.m., New York City time, on the Expiration Date, as applicable, or the tendering Noteholder must comply with the guaranteed delivery procedure set forth below. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents, including tender of Old Notes through DTC and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering Old Noteholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

        Old Noteholders that are tendering through ATOP must also execute and deliver this Letter of Transmittal to the Exchange Agent in order to accept the Exchange Offer and Solicitation.

        No alternative, conditional or contingent tenders will be accepted. All tendering Old Noteholders, by execution of this Letter of Transmittal (or a copy hereof), waive any right to receive any notice of the acceptance of their Old Notes for exchange or acceptance of the Consents.

        This Letter of Transmittal should be sent only to the Exchange Agent, not to the Company, the Information Agent or the Financial Advisor.

        2.    Consent to Proposed Amendments.    In accordance with the Offering Circular, all properly completed and executed Letters of Transmittal consenting to the Proposed Amendments that are received by the Exchange Agent will be counted as Consents with respect to the Proposed Amendments, unless the Exchange Agent receives a written notice of revocation of such Consent prior to the Expiration Date, but not thereafter.

        3.    Guaranteed Delivery Procedures.    If a holder desires to tender Old Notes pursuant to the Exchange Offer and deliver Consents pursuant to the Solicitation and (a) time will not permit such holder's Letter of Transmittal and all other required documents to reach the Exchange Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, or (b) the procedures for book-entry transfer cannot be completed by or prior to 5:00 p.m., New York City time, on the Expiration Date (or both (a) and (b)), such holder may tender Old Notes and deliver Consents pursuant to the procedures set forth below and in the Offering Circular under "The Exchange Offer—Guaranteed Delivery Procedures" (including the completion of Box 2 above). Pursuant to such procedures, (i) the tender must be made through a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States (each of the foregoing being an "Eligible Institution"); (ii) at or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail, hand delivery), setting forth the name(s) and address(es) of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three (3) New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees and any; other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and, and (iii) a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal must be deposited by the Eligible Institution within three (3) NYSE trading days after the date of execution of the Notice of Guaranteed Delivery. Any holder who wishes to tender their Old Notes and deliver Consents pursuant to the guaranteed delivery procedure described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such tendered Old Notes at or prior to 5:00 p.m., New York City time, on the Expiration Date.

        4.    Beneficial Owner Instructions to Old Noteholders.    Only a holder whose name appears on a DTC security position listing as a holder of Old Notes (or the legal representative or attorney-in-fact of such holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Old Notes who is not the holder on a DTC security position listing must arrange promptly with the holder to execute and deliver this Letter of Transmittal on his or her behalf.

        5.    Partial Tenders.    Tenders of Old Notes will be accepted only in denominations of $1,000 in principal amount and additional increments of $1,000. If less than the entire principal amount of Old Notes held by the holder is tendered, the holder should fill in the principal amount tendered in the column labeled "Total Principal Amount of Old Notes Tendered" of the box entitled "Descriptions of Old Notes Tendered" (see Box 1) above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered and a related Consent in respect thereof given, unless otherwise indicated.

        6.    Signature on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the holder(s) of the tendered Old Notes, the signature must correspond with the name(s) as written on a DTC security position listing for the Old Notes, without alteration, enlargement or any change whatsoever.

        IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED OLD NOTEHOLDER, THEN THE REGISTERED OLD NOTEHOLDER MUST SIGN A CONSENT PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED BELOW).

        If any of the Old Notes tendered hereby (and with respect to which the Consent is given) are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old

Notes are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which such tendered Old Notes are held.

        If this Letter of Transmittal, consent proxies (if any) or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company, in its sole discretion, of their authority to so act must be submitted with this Letter of Transmittal.

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

        No signature guarantee is required if (i) this Letter of Transmittal is signed by the registered Old Noteholder(s) of the Old Notes tendered herewith (or by a participant in DTC whose name appears on a security position listing as the owner of the Notes) is to be made directly to such Old Noteholders, and Box 4 of this Letter of Transmittal has been completed or (ii) such Old Notes are tendered by is to be made for the account of an Eligible Institution.

        7.    Special Delivery, Special Issuance and Accredited Investor Instructions.    In the case of issuance of Exchange Notes and Warrants in a different name, the employer identification or social security number of the Person named must also be indicated in Box 4 and a substitute Form W-9, or, in the case of a non-U.S. person, a Form W-8BEN which the Exchange Agent will provide upon request, for such recipient must be completed. If no such instructions are given, New Senior Subordinated Notes and Warrants or Old Notes not accepted for tender, as the case may be, will be made, delivered or returned, as the case may be, to the registered holder of Old Notes tendered.

        8.    Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the holder or on any other person) will be payable by the holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such holder.

        9.    Taxpayer Identification Number.    Federal income tax law requires that the holder(s) of any Old Notes which are accepted for exchange must provide the Exchange Agent (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service ("IRS"). (If withholding results in an overpayment of taxes, a refund may be obtained.)

        To prevent backup withholding, each holder of tendered Old Notes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) if previously so notified, the IRS has notified the holder that such holder is no longer subject to backup withholding. If the tendered Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. A Non-U.S. Holder may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Form W-8BEN (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to that holder's exempt status.

        The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

        10.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes and deliveries and revocations of Consents will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all tenders and Consents in respect of Old Notes that are not in proper form or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer and Solicitation or defects or irregularities in tenders of Old Notes or deliveries of Consents as to any ineligibility of any holder who seeks to tender Old Notes or deliver Consents in the Exchange Offer and Solicitation, as the case may be. The interpretation of the terms and conditions of the Exchange Offer and Solicitation (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes and deliveries of Consents must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent, the Financial Advisor, the Information Agent or any other persons shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes or deliveries of Consents, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes and deliveries of Consents will not be deemed to have been made until such defects or irregularities have been cured or waived.

        11.    Waiver of Conditions.    The Company reserves the right to terminate the Exchange Offer and Solicitation at any time prior to the Expiration Date if any such conditions have not been satisfied and have not been waived prior thereto.

        12.    No Conditional Tender.    No alternative, conditional, irregular or contingent tender of Old Notes, delivery of Consents or transmittal of this Letter of Transmittal will be accepted.

        13.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Offering Circular or this Letter of Transmittal may be directed to the Exchange Agent, the Information Agent at the addresses and telephone numbers set forth on the back cover of the Offering Circular. Old Noteholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and Consent Solicitation.

        14.    Acceptance of Tendered Old Notes and Issuance of New Senior Subordinated Notes and Warrants; Return of Old Notes.    Subject to the terms and conditions of the Exchange Offer and Solicitation, the Company will accept all Old Notes validly tendered at or prior to 5:00 p.m., New York City time, on the Expiration Date, and not validly withdrawn. The acceptance for exchange of Old Notes validly tendered and not validly withdrawn and the delivery of New Senior Subordinated Notes and Warrants will be made as promptly as practicable after the Expiration Date. Subject to rules promulgated pursuant to the United States Securities Exchange Act of 1934, the Company expressly reserves the right to delay acceptance of any of the Old Notes or to terminate the Exchange Offer and Solicitation and not accept for exchange any Old Notes not theretofore accepted if any of the conditions set forth in the Offering Circular under the heading "The Exchange Offer—Conditions" shall not have been satisfied or waived by the Company, or if the Company otherwise elects to terminate. The Company will deliver New Senior Subordinated Notes and Warrants promptly following acceptance of the Old Notes. In all cases, exchange of Old Notes accepted for exchange pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of an Agent's Message and a properly completed and validly executed Letter of Transmittal (or a manually signed facsimile thereof).

        15.    Withdrawal of Tendered Old Notes; Revocation of Consents.    Tenders may be withdrawn and Consents revoked, only pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer—Withdrawal Rights and Revocation of Consents".

        Except as otherwise stated below, tenders of Old Notes and the concurrent delivery of Consents made pursuant to the Exchange Offer and Solicitation are irrevocable. Tenders of Old Notes may be withdrawn by written notice of withdrawal and revocation received by the Exchange Agent delivered by mail, hand delivery, overnight courier or telegraphic or facsimile transmission. Such notice, to be effective, must (i) be timely received by the Exchange Agent at one of its addresses set forth on the back cover page hereof or prior to the applicable time provided herein with respect to the Old Notes, (ii) specify the name of the person having tendered the Old Notes to be withdrawn or as to which Consents are revoked, the principal amount at maturity of sold Old Notes to be withdrawn, (iii) identify the Old Notes to be withdrawn or to which the notice of revocation relates and (iv)(a) be signed by the holder in the same manner as the original signature on the Letter of Transmittal or Notice of Guaranteed Delivery (as the case may be) by which such Old Notes were tendered (including any required signature guarantees) or (b) be accompanied by evidence satisfactory to the Company and the Exchange

Agent that the holder withdrawing such tender or revoking such Consents has succeeded to beneficial ownership of such Old Notes. Any notice of withdrawal or revocation of Consent must also specify the name and number of the account at DTC to be credited with the withdrawn Old Notes. The Company reserves the right to contest the validity of any revocation. A purported notice of revocation which is not received by the Exchange Agent in a timely fashion will not be effective to revoke a Consent previously given. Tenders may be withdrawn only pursuant to the procedures set forth in the Offering Circular under the caption "The Exchange Offer—Withdrawal Rights and Revocation of Consents".

MERRILL CORPORATION

Offers to Exchange

Class A Senior Subordinated Notes
due 2009
and
Class B Senior Subordinated Notes
due 2009
and
Series A Warrants

for any and all of its outstanding

12% Senior Subordinated Notes
due November 1, 2009
CUSIP 590175 AC 9

and
Solicits Consents

The Exchange Agent for the Exchange Offer is:

HSBC Bank USA
One Hanson Place
Lower Level
Brooklyn, NY 11243
Attention: Paulette Shaw

The Information Agent for the Exchange Offer is:

D.F. King & Co., Inc.
77 Water Street
New York, NY 10005

QuickLinks

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 (continued)
INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER